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                                                                    EXHIBIT 10.5









                                 FORTUNET, INC.
                            2005 STOCK INCENTIVE PLAN
                            FOR INDEPENDENT DIRECTORS


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                                TABLE OF CONTENTS

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ARTICLE I   GENERAL...............................................................................................1
         Section 1.1       Purpose................................................................................1
         Section 1.2       Definitions............................................................................1
         Section 1.3       Administration of the Plan.............................................................2
         Section 1.4       Eligible Persons.......................................................................3
         Section 1.5       Common Stock Subject to the Plan.......................................................3
         Section 1.6       Securities Laws........................................................................3
         Section 1.7       Lock Up................................................................................3
ARTICLE II  PROVISIONS APPLICABLE TO STOCK OPTIONS................................................................4
         Section 2.1       Grants of Stock Options................................................................4
         Section 2.2       Exercise of Stock Options..............................................................4
         Section 2.3       Vesting................................................................................5
ARTICLE III   PROVISIONS APPLICABLE TO RESTRICTED SHARES..........................................................5
         Section 3.1       Grants of Restricted Shares............................................................5
         Section 3.2       Vesting................................................................................6
         Section 3.3       Rights and Restrictions Governing Restricted Shares....................................6
         Section 3.4       Adjustment with Respect to Restricted Shares...........................................6
         Section 3.5       Delivery of Restricted Shares..........................................................6
         Section 3.6       Resignation of Removal from Board......................................................6
ARTICLE IV   EFFECT OF CERTAIN CORPORATE CHANGES..................................................................7
ARTICLE V   MISCELLANEOUS.........................................................................................7
         Section 5.1       No Right to Re-election................................................................7
         Section 5.2       Restriction on Transfer................................................................7
         Section 5.3       Stockholder Rights.....................................................................7
         Section 5.4       No Restriction on Right of Company to Effect Corporate Changes.........................8
         Section 5.5       Exercise Periods Following Termination of Services.....................................8
         Section 5.6       Breach of Agreements...................................................................8
         Section 5.7       Headings...............................................................................8
         Section 5.8       Governing Law..........................................................................8
ARTICLE VI   AMENDMENT AND TERMINATION............................................................................8
ARTICLE VII   EFFECTIVE DATE......................................................................................9
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                                 FORTUNET, INC.
               2005 STOCK INCENTIVE PLAN FOR INDEPENDENT DIRECTORS

                                    ARTICLE I
                                     GENERAL

SECTION 1.1       PURPOSE.

         The purpose of the FortuNet, Inc. 2005 Stock Incentive Plan for Independent Directors (the "Plan") is to benefit and advance the interests of FortuNet, Inc., a Nevada corporation (the "Company"), and its subsidiaries by obtaining and retaining the services of qualified persons to serve as Independent Directors and to induce them to make a maximum contribution to the success of the Company and its subsidiaries.

SECTION 1.2       DEFINITIONS.

         As used with respect to the Plan:

         (a) "Agreement" means the written agreement or certificate or other documentation governing a grant of Stock Options or Restricted Shares under the Plan, which shall contain terms and conditions not inconsistent with the Plan and which shall incorporate the Plan by reference.

         (b) "Board" means the Board of Directors of the Company.

         (c) "Common Stock" means the shares of Common Stock, par value $0.001 per share, of the Company.

         (d) "Committee" shall have the meaning set forth in Section 1.3.

         (e) "Company" shall have the meaning set forth in the introductory paragraph above.

         (f) "Date of Grant" means the effective date of the grant of a Stock Option or Restricted Shares as set forth in the applicable Agreement.

         (g) "Effective Date" means the effective date of the Plan provided for in Article VI below.

         (h) "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, including any successor law thereto.

         (i) "Fair Market Value" of a share of Common Stock on a given date shall be the 4:00 p.m. (New York time) closing price on such date on the Nasdaq National Market, the New York Stock Exchange or other principal stock exchange on which the Common Stock is then listed, as reported by The Wall Street Journal or any other authoritative source selected by the



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Company. unless otherwise determined by the Committee in accordance with applicable regulations if the Common Stock is not listed on an exchange as provided below

         (j) "Independent Director" means a director who is not an officer or employee of the Company or its affiliates and who does not have any other relationship with the Company which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, and who otherwise satisfies the definition of Independent Director set forth in the Company's Amended and Restated Bylaws.

         (k) "Lock-up Agreement" means any agreement required by any underwriter of the Company's Common Stock whereby the Participant agrees not to sell, grant any option or right to buy or sell, or otherwise transfer or dispose of in any manner, to the public in open market transactions, any Common Stock acquired upon exercise of a Stock Option or paid with respect to other Awards and held by such Participant during the Lock-up Period.

         (l) "Lock-up Period" means the period commencing on the effective date of a registration statement of the Company filed under the Securities Act and ending on a date not more than 180 days thereafter as determined by the Company and the underwriter.

         (m) "Participant" means any Independent Director to whom Restricted Stock or Stock Options have been granted under the Plan.

         (n) "Plan" shall have the meaning set forth in the introductory paragraph above.

         (o) "Restricted Share" means a share of Common Stock granted to a Participant, which is subject to restrictions as set forth in the applicable Agreement and this Plan.

         (p) "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, including any successor law thereto.

         (q) "Stock Option" means a contractual right granted to a Participant under the Plan to purchase shares of Common Stock or other securities at such time and price, and subject to the terms and conditions, as are set forth in the Plan.

SECTION 1.3       ADMINISTRATION OF THE PLAN.

         The Plan shall be administered by the members of the Board (or a committee designated by the Board) who are not Independent Directors ("Committee") and such Board or committee members shall determine all questions of interpretation, administration and application of the Plan. The Committee may authorize any officer of the Company to execute and deliver a stock or stock option certificate on behalf of the Company to a Participant.



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SECTION 1.4       ELIGIBLE PERSONS.

         Only Independent Directors will be eligible to receive Stock Options or Restricted Shares pursuant to the Plan.

SECTION 1.5       COMMON STOCK SUBJECT TO THE PLAN.

         Subject to adjustment in accordance with the provisions of Article IV, the maximum number of shares of Common Stock that may be issued under the Plan shall be 100,000 shares. The shares of Common Stock shall be made available from authorized but unissued Common Stock or from Common Stock issued and held in the treasury of the Company. Issuance of Restricted Shares or exercise of Stock Options in any manner shall result in a decrease in the number of shares of Common Stock that may thereafter be issued for purposes of this Section 1.5, by the number of Restricted Shares granted and the number of shares as to which the Stock Options are exercised and shares of Common Stock of Restricted Shares that have been forfeited or with respect to which Stock Options expire or are cancelled without being exercised or are otherwise terminated, may be regranted under the Plan.

SECTION 1.6       SECURITIES LAWS.

         No Restricted Shares shall be granted or Stock Option shall be exercisable unless either (a) a registration statement under the Securities Act, as amended, with respect to the Common Stock to be issued thereunder shall have become, and continue to be, effective, or (b) the Participant shall have: (i) represented, warranted and agreed, in form and substance satisfactory to the Company, at the time of acquiring the Restricted Shares or exercising the Stock Option that he or she is acquiring the shares for his or her own account, for investment and not acquiring the shares for his or her own account, for investment and not with a view to or in connection with any distribution, (ii) shall have agreed to restrictions on transfer in form and substance satisfactory to the Company and (iii) shall have agreed to an endorsement that makes appropriate reference to such representations, warranties, agreements and restrictions on the certificate(s) representing the shares.

RESTRICTED SHARES AND SHARES ISSUED UPON EXERCISE OF A STOCK OPTION WILL BE SUBJECT TO ALL RESTRICTIONS ON TRANSFER IMPOSED BY THE COMPANY'S AMENDED AND RESTATED ARTICLES OF INCORPORATION, AS AMENDED, OR AMENDED AND RESTATED BYLAWS, AS AMENDED, BY STOCKHOLDERS AGREEMENT, OR BY APPLICABLE STATE OR FEDERAL SECURITIES LAWS.

SECTION 1.7       LOCK-UP.

         If the Company proposes an offering of any of its equity securities pursuant to a registration statement under the Securities Act (whether for its own account or the account of others), and if requested in writing by the Company and an underwriter of the proposed offering of common stock or other securities of the Company to sign any Lock-Up Agreement, the Participant shall sign the Lock-Up Agreement upon request of the Company. The Company may




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impose stop-transfer instructions with respect to the securities subject to the foregoing restrictions until the end of the Lock-Up Period.

                                   ARTICLE II
                     PROVISIONS APPLICABLE TO STOCK OPTIONS

SECTION 2.1       GRANTS OF STOCK OPTIONS.

         The Committee may from time to time grant Stock Options to Independent Directors on the terms and conditions set forth in the Plan and on such other terms and conditions as are not inconsistent with the purposes and provisions of the Plan, as the Committee, in its discretion, may from time to time determine. Each Agreement covering a grant of Stock Options shall specify the number of Stock Options granted, the Date of Grant, the exercise price of such Stock Options, the period during which such Stock Options may be exercised, any vesting schedule and any other terms that the Committee deems appropriate.

SECTION 2.2       EXERCISE OF STOCK OPTIONS.

         (a) Exercisability. Stock Options shall be exercisable only to the extent Participant is vested therein. Each Stock Option granted pursuant to the Plan shall vest according to the schedule established by the Committee and set forth in the applicable Agreement.

         (b) Option Period.

                  (i) Latest Exercise Date. No Stock Option granted under the Plan shall be exercisable after the 10th anniversary of the Date of Grant.

                  (ii) Registration Restrictions. Any attempt to exercise a Stock Option or to transfer any shares issued upon exercise of a Stock Option by any Participant shall be void and of no effect, unless and until (A) a registration statement under the Securities Act has been duly filed and declared effective pertaining to the shares of Common Stock subject to such Stock Option, and the shares of Common Stock subject to such Stock Option have been duly qualified under applicable federal or state securities or blue sky laws or (B) the Committee, in its sole discretion, determines, or the Participant desiring to exercise such Stock Options, upon the request of the Committee, provides an opinion of counsel satisfactory to the Committee, that such registration or qualification is not required as a result of the availability of any exemption from registration or qualification under such laws. Without limiting the foregoing, if at any time the Committee shall determine, in its sole discretion, that the listing, registration or qualification of the shares of Common Stock under any federal or state law or on any securities exchange or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, delivery or purchase of such shares pursuant to the exercise of a Stock Option, such Stock Option shall not be exercisable in whole or in part unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.



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         (c) Exercise in the Event of Termination of Services. If Participant
resigns or is removed as a director of the Company for any reason, Participant may exercise his or her Stock Options until the first anniversary of the date of such termination, but only to the extent such Stock Options were vested on the termination date, subject to earlier expiration of such Stock Options pursuant to Section 2.2(b)(i). Upon a termination described in this Section 2.2(c), Participant shall relinquish all rights with respect to Stock Options that are not vested as of such termination date.

         (d) Payment of Purchase Price Upon Exercise. Every share of Common Stock purchased through the exercise of a Stock Option shall be paid for in full on or before the settlement date for the shares of Common Stock issued pursuant to the exercise of the Stock Option in cash or, in the discretion of the Committee, in shares of Common Stock or other securities of the Company designated by the Committee, in a combination of cash, shares or such other securities or in any other form of valid consideration that is acceptable to the Committee in its sole discretion. If the Agreement so provides, unless prohibited by Section 402 of the Sarbanes-Oxley Act of 2002, such exercise price may also be paid in whole or in part using a net share settlement procedure or through the withholding of shares subject to the Stock Option with a value equal to the exercise price. In addition, unless prohibited by Section 402 of the Sarbanes-Oxley Act of 2002, as amended, in accordance with the rules and procedures established by the Committee for this purpose, a Stock Option may also be exercised through a "cashless exercise" procedure, approved by the Committee, involving a broker or dealer, that affords Participants the opportunity to sell immediately some or all of the shares underlying the exercised portion of the Stock Option in order to generate sufficient cash to pay the exercise price of the Stock Option.

SECTION 2.3       VESTING.

         The Committee shall establish the vesting schedule applicable to Stock Options granted hereunder, which vesting schedule shall specify the period of time, the increments in which a Participant shall vest in the Restricted Shares, subject to any restrictions that the Committee shall determine and specify in the applicable Agreement.

                                   ARTICLE III
                   PROVISIONS APPLICABLE TO RESTRICTED SHARES

SECTION 3.1       GRANTS OF RESTRICTED SHARES.

         The Committee may from time to time grant Restricted Shares to Independent Directors on the terms and conditions set forth in the Plan and on such other terms and conditions as are not inconsistent with the purposes and provisions of the Plan, as the Committee, in its discretion, may from time to time determine. Each Agreement covering a grant of Restricted Shares shall specify the number of Restricted Shares granted, the Date of Grant, the price, if any, to be paid by the Participant for such Restricted Shares and the vesting schedule for such Restricted Shares and any other terms that the Committee deems appropriate.



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SECTION 3.2       VESTING.

         The Committee shall establish the vesting schedule applicable to Restricted Shares granted hereunder, which vesting schedule shall specify the period of time, the increments in which a Participant shall vest in the Restricted Shares, subject to any restrictions that the Committee shall determine and specify in the applicable Agreement.

SECTION 3.3       RIGHTS AND RESTRICTIONS GOVERNING RESTRICTED SHARES.

         Participant shall have all rights of a holder as to such shares of Common Stock (including, to the extent applicable, the right to receive dividends and to vote), subject to the following restrictions: (a) none of the Restricted Shares may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of until such shares have vested; and (b) except as otherwise provided in Section 3.6 below, all unvested Restricted Shares shall be immediately forfeited upon Participant's resignation from, or removal from or failure to be re-elected to the Board for any reason, including the Participant's death or disability.

SECTION 3.4       ADJUSTMENT WITH RESPECT TO RESTRICTED SHARES.

         Any other provision of the Plan to the contrary notwithstanding, the Committee may, in its discretion, at any time accelerate the date or dates on which Restricted Shares vest. The Committee may, in its sole discretion, remove any and all restrictions on such Restricted Shares whenever it may determine that, by reason of changes in applicable law, the rules of any stock exchange on which the Common Stock is listed or other changes in circumstances arising after the Date of Grant, such action is appropriate.

SECTION 3.5       DELIVERY OF RESTRICTED SHARES.

         On the date on which Restricted Shares vest, all restrictions contained in the Agreement covering such Restricted Shares and in the Plan shall lapse as to such Restricted Shares. Restricted Share awards issued hereunder may be evidenced in such manner as the Committee in its discretion shall deem appropriate, including, without limitation, book-entry registration or issuance of one or more stock certificates. If stock certificates are issued, such certificates shall be delivered to Participant or such certificates shall be credited to a brokerage account if Participant so directs; provided, however, that such certificates shall bear such legends as the Committee, in its sole discretion, may determine to be necessary or advisable in order to comply with applicable federal or state securities laws.

SECTION 3.6       RESIGNATION OF REMOVAL FROM BOARD.

         If Participant resigns from, is removed from, or not re-elected to the Board for any reason, including his or her death or disability, prior to the date or dates on which Restricted Shares vest, Participant shall forfeit all unvested Restricted Shares as of the date of such event, unless the Committee determines otherwise.



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                                   ARTICLE IV
                       EFFECT OF CERTAIN CORPORATE CHANGES

         In the event of any merger, consolidation, stock-split, dividend (other than a regular cash dividend), distribution, combination, recapitalization or reclassification that changes the character or amount of the Common Stock or any other changes in the corporate structure, equity securities or capital structure of the Company, the Committee shall make such proportionate adjustments to (i) the number and kind of securities subject to any Stock Options, (ii) the exercise price of any Stock Options, (iii) the number and kind of securities subject to the grants of Stock Options referred to in Section 2.1, and (iv) the maximum number and kind of securities available for issuance under the Plan referred to in Section 1.5, in each case, as it deems appropriate. The Committee may, in its sole discretion, also make such other adjustments as it deems appropriate in order to preserve, but not increase, the benefits or potential benefits intended to be made available hereunder upon the occurrence of any of the foregoing events. The determination of the Committee as to what, if any, adjustments shall be made shall be final and binding on the Company and all Participants.

                                    ARTICLE V
                                  MISCELLANEOUS

SECTION 5.1       NO RIGHT TO RE-ELECTION.

         Nothing in the Plan shall be deemed to create any obligation on the part of the Board (or any committee thereof) to nominate any Participant for re-election by the Company's stockholders, nor confer upon any Participant the right to remain a member of the Board for any period of time, or at any particular rate of compensation.

SECTION 5.2       RESTRICTION ON TRANSFER.

         The rights of Participant with respect to the Stock Options shall not be transferable by the Participant to whom such Stock Options are granted, except (i) by will or the laws of descent and distribution, (ii) upon prior notice to the Company, for transfers to members of the Participant's immediate family or trusts whose beneficiaries are members of the Participant's immediate family, provided, however, that such transfer is being made for estate and/or tax Planning purposes without consideration being received therefor, (iii) upon prior notice to the Company, for transfers to a former spouse incident to a divorce or (iv) for such other transfers as the Committee may approve, subject to any conditions and limitations that it may, in its sole discretion, impose.

SECTION 5.3       STOCKHOLDER RIGHTS.

         No grant of Stock Options under the Plan shall entitle a Participant, a Participant's estate or a permitted transferee to any rights of a holder of shares of Common Stock, except upon the delivery of share certificates to a Participant, the Participant's estate or the permitted transferee upon exercise of a Stock Option.



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SECTION 5.4      NO RESTRICTION ON RIGHT OF COMPANY TO EFFECT CORPORATE CHANGES.

         The Plan shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

SECTION 5.5       EXERCISE PERIODS FOLLOWING TERMINATION OF SERVICES.

         For the purposes of determining the dates on which Stock Options may be exercised following resignation, removal, non re-election or death or disability of a Participant, the day following the date of such event shall be the first day of the exercise period and the Stock Options may be exercised up to and including the last business day falling within the exercise period. Thus, if the last day of the exercise period is not a business day, then the last date the Stock Options may be exercised is the last business day preceding the end of the exercise period. At the end of the relevant exercise period, each unexercised Stock Option shall expire.

SECTION 5.6       BREACH OF AGREEMENTS.

         The Committee may include in any Agreement a provision requiring the Participant to return gains (as defined by the Committee) realized on Stock Options in the event the Committee determines that a material breach of specified obligations under one or more written agreements between a Participant and the Company occurred during the period specified in such written agreements after termination of the Participant's directorship.

SECTION 5.7       HEADINGS.

         The headings of articles and sections herein are included solely for convenience of reference and shall not affect the meaning of any of the provisions of the Plan.

SECTION 5.8       GOVERNING LAW.

         The Plan and all rights hereunder shall be construed in accordance with and governed by the laws of the State of Nevada without reference to its choice of law principles.

                                   ARTICLE VI
                            AMENDMENT AND TERMINATION

         The Plan may be terminated and may be altered, amended, suspended or terminated at any time, in whole or in part, by the Board; provided, however, that no alteration or amendment will be effective without stockholder approval if such approval is required by law or under the





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rules of the Nasdaq National Market or other principal stock exchange on which the Common Stock is listed. No termination or amendment of the Plan, without the consent of the Participant to whom a grant of Stock Options or Restricted Shares has been made, may materially adversely affect the rights of such Participant in such Stock Options or Restricted Shares. Unless previously terminated pursuant to this Article VI, the Plan shall terminate on the 10th anniversary of the Effective Date, and no further grants of Stock Options or Restricted Shares may be granted hereunder after such date; provided, that any grant made prior to such termination shall continue and terminate only in accordance with the terms of the applicable Agreement.

                                   ARTICLE VII
                                 EFFECTIVE DATE

         The Plan became effective upon its adoption by the Board and approval by the stockholders of the Company on October 21, 2005.




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